EXHIBIT 4.1

American Science and Engineering, Inc. 401(k) and Profit Sharing Plan

PUTNAM FIDUCIARY TRUST COMPANY PROTOTYPE DEFINED CONTRIBUTION PLAN
PUTNAM PREFERRED PROFIT SHARING/401(k) PLAN Non-Standardized (005)

ADOPTION AGREEMENT

Amended for the Uruguay Round Agreements Act (“GATT”), the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”), the Small Business Job Protection Act of 1996 (“SBJPA”), the Taxpayer Relief Act of 1997 (“TRA ‘97”), the Internal Revenue Service Restructuring and Reform Act of 1998 (“RRA ‘98”), and the Community Renewal Tax Relief Act of 2000 (collectively referred to as “GUST”).

PUTNAM FIDUCIARY TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

TABLE OF CONTENTS

A.	Preamble	1

B.	Lead Employer	1

	Lead Employer: [Plan Sec. 2.33]	1

C.	Plan Information	1

	Plan: [Plan Sec. 1.1]	1
	Plan Year: [Plan Sec. 2.51]	1
	Trustee: [Plan Secs. 1.3 and 2.65]	1

D.	Eligibility and Service Requirements	2

	Excluded Employment Categories: [Plan Sec. 2.13(a)]	2
	Age and Service Requirements: [Plan Sec. 3.1(a)]	2
	Entry: [Plan Secs. 2.23 and 3.1(a)]	3
	Hours of Service: [Plan Sec. 2.29]	3
	Method to Determine Service for Eligibility Purposes: [Plan Sec. 2.57]	3
	Method to Determine Service for Vesting Purposes: [Plan Sec. 2.57]	4
	Break in Service Rules: [Plan Secs. 2.7, 3.3 and 10.2(m)]	4
	Waiver of Entry Requirements: [Plan Sec. 3.1(f)]	4

E.	Plan Compensation	4

	Plan Compensation: [Plan Sec. 2.49]	5
	Plan Compensation for the Plan Year: [Plan Sec. 2.50]	5

F.	Employee Pre-Tax Component	6

	Employee Pre-Tax Contributions: [Plan Sec. 4.1]	6
	Service Requirement: [Plan Sec. 3.1(a)]	6
	Pay Reduction Contributions – Minimums/Maximums: [Plan Secs. 4.1(a) and (b)]	6
	Pay Reduction Agreements: [Plan Sec. 4.1(a)]	7
	Cash or Deferred Contributions: [Plan Sec. 4.1(c)]	7
	In-Service Hardship Withdrawals: [Plan Sec. 11.2]	8

G.	Employee After-Tax Component	8

	Employee After-Tax Contributions: [Plan Sec. 4.2]	8
	Service Requirement: [Plan Sec. 3.1(a)]	8
	Payroll Withholding Contributions: [Plan Sec. 4.2(a)]	8

H.	Employer Safe-Harbor Component	8

	Employer Safe-Harbor Contributions: [Plan Secs. 5.1 and 6.1]	8
	Employer Safe-Harbor Contributions: [Plan Secs. 5.1 and 6.1]	9

I.	Employer Regular Matching Component	10

	Employer Regular Matching Contributions: [Plan Sec. 5.2]	10
	Service Requirement: [Plan Sec. 3.1(a)]	10
	Requirements to Receive an Employer Regular Matching Contribution: [Plan Sec 5.2(a) or (b)]	11
	Matching Formula: [Plan Sec. 5.2(a) or (b)]	11
	Vesting Schedule for Employer Regular Matching Component: [Plan Sec. 10.2(e)]	15
	In-Service Hardship Withdrawals: [Plan Sec. 11.2]	15

J.	Employer Regular Profit Sharing Component	15

	Profit Sharing Contributions: [Plan Sec. 6.2]	15
	Service Requirement: [Plan Sec. 3.1(a)]	16
	Requirements to Share in the Employer Regular Profit Sharing Contribution: [Plan Sec. 6.2(a) or (b)]	16
	Contribution/Allocation Formula: [Plan Sec. 6.2(a) or (b)]	17
	Vesting Schedule for Employer Regular Profit Sharing Component: [Plan Sec. 10.2(e)]	17
	In-Service Hardship Withdrawals: [Plan Sec. 11.2]	18

i

K.	Employer Qualified Matching and Profit Sharing Component	18

	Employer Qualified Contributions: [Plan Secs. 5.3 and 6.3]	18
	Employer Qualified Matching Contributions (QMACs): [Plan Sec. 5.3]	18
	Employer Qualified Profit Sharing Contributions (QNECs): [Plan Sec. 6.3]	18

L.	Retirement and In-Service Withdrawals	19

	Retirement Age: [Plan Secs. 2.15 and 2.40]	19
	In-Service Withdrawals: [Plan Sec. 11.2]	19

M.	Special Vesting Rules	19

	Vesting: [Plan Sec. 10.2(e)]	20
	Service Disregarded for Vesting: [Plan Sec. 10.2(f)]	20
	Treatment of Forfeitures: [Plan Sec. 5.2(g)]	20

N.	Employer Securities	20

	Employer Securities: [Plan Secs. 14.13 and 14.14]	20
	Voting Provisions: [Plan Secs. 14.13(d) and 14.14]	20
	Tender Provisions: [Plan Secs. 14.13(e) and 14.14]	20

O.	Payment of Benefits	21

	Balances Less Than Cash-Out Amount: [Plan Sec. 12.4]	21
	Payment Forms: [Plan Secs. 12.3(b) and 12.6]	21

P.	Top-Heavy Provisions	21

	Coordination With Other Qualified Plans: [Plan Sec. 17.1]	21

Q.	Code § 415 Coordination	21

	Correction Method: [Plan Sec. 18.1(b)]	21
	Coordination With Other Plans: [Plan Sec. 18.2]	22

R.	Special Testing Rules	22

	Highly Compensated Employees: [Plan Sec. 2.27]	22
	ADP/ACP Testing Method:	22

S.	Special Effective Date Rules	23

T.	Frozen Accounts	23

U.	Other Information for the Participating Employers	23

V.	Sponsor of the Prototype	23

W.	Reliance on IRS Opinion Letter	25

X.	Lead Employer Signature	25

ii

PUTNAM FIDUCIARY TRUST COMPANY PROTOTYPE DEFINED CONTRIBUTION PLAN PUTNAM PREFERRED PROFIT SHARING/401(k) PLAN Non-Standardized (005)

ADOPTION AGREEMENT

A.           Preamble

A.1.  BY THIS AGREEMENT, the Lead Employer hereby ... [check one]:

a.               ☐            adopts a new plan effective as of ... [complete]:

i.                  Original Effective Date:             [month, day, year].

b.              ☒          amends/restates its existing plan effective as of ... [complete]:

i.                  Amendment Effective Date: 01/01/2002 [month, day, year].

B.             Lead Employer

Lead Employer:

[Plan Sec. 2.33]

B.1.         Lead Employer Name: American Science and Engineering, Inc.

[NOTE:  The Lead Employer is a Participating Employer in the Plan.  The Controlled Group Members that are Participating Employers as of the Original Effective Date (specified in A.1.a.i.), the Amendment Effective Date (specified in A.1.b.i.) or, if applicable, a later effective date (specified in the Participating Employer Adoption Supplement to the Adoption Agreement) are as specified in the Participating Employer Addendum.]

C.             Plan Information

Plan:

[Plan Sec. 1.1]

C.1.         Plan Name:  American Science and Engineering, Inc. 401(k) and Profit Sharing Plan

Plan Year:

[Plan Sec. 2.51]

C.2.         The Plan Year is the twelve-consecutive-month period ending each 12/31 [month, day]

[check each that applies]:

a.                    ☐       The first Plan Year is a short year that began on the Original Effective Date and ended           [month, day, year].

b.                   ☐       The Plan Year has been amended.  The last Plan Year before the amendment ended          [month, day, year], and the short Plan Year resulting from the amendment began the next day and ended           [month, day, year].

Trustee:
[Plan Secs. 1.3 and 2.65]

C.3.     The Plan is funded by a Trust Fund with … [check each that applies]:

a.               ☒          Putnam Fiduciary Trust Company serving as a Directed Trustee.

b.              ☐            individual trustee(s) serving as a … [check one]:

i.                  ☐            Directed Trustee.

ii.               ☐            Discretionary Trustee.

c.               ☐            a financial organization (other than Putnam Fiduciary Trust Company) serving as a … [check one]:

i.                  ☐            Directed Trustee.

ii.               ☐            Discretionary Trustee.

D.            Eligibility and Service Requirements

Excluded Employment Categories:

[Plan Sec. 2.13(a)]

D.1.	Covered Employment does not include employment as ... [check each of a. through k. that applies, or check l. if it applies]:

[NOTE: Covered Employment only includes employment with a Participating Employer. However, it does not include employment as a Collective Bargaining Employee unless the collective bargaining agreement provides for participation in the Plan under the terms set forth in this Adoption Agreement.]

a.	☐

a non-resident alien who receives no earned income (within the meaning of Code § 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code § 861(a)(3)), or who receives such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention.

b.	☐	a Highly Compensated Employee.

[NOTE: Excluding any of the following categories may result in failure to satisfy the coverage requirements of Code § 410(b).]

c.	☐	a Key Employee.
d.	☐	a Leased Employee.
e.	☐	a Self-Employed Individual (that is, a sole proprietor or partner with respect to a Participating Employer).
f.	☐	a salaried Employee.
g.	☐	an hourly-wage Employee.
h.	☐	an Employee paid primarily on a commission basis.
i.	☐	an Employee working outside the United States.
j.	☐	an Employee in any of the following units or locations [specify]:

. [NOTE: To exclude all Employees of a Controlled Group Member, do not designate that Controlled Group Member as a Participating Employer.]

k.	☐	other [specify]: . [NOTE: Other excluded categories may not be based on hours worked by an Employee or the Employee’s age.]

Collective Bargaining Only Plan

l.	☐

The Plan is exclusively a collective bargaining plan – thus, the only Employees in Covered Employment are those Collective Bargaining Employees who are covered by the following collective bargaining agreement(s) that provide(s) for participation in the Plan ... [complete]: [NOTE: All other Employees are excluded from all Components.]

D.2.	Covered Employment ... [check one]:

a.	☐		does not include employment during the transition period following a stock or asset acquisition described in Code § 410(b)(6)(C) ... [check if applicable]:

	i.		☐

subject to the following exceptions...  [complete]: [NOTE: For each listed acquisition, employment becomes Covered Employment as of the Effective Date listed for that acquisition (unless the employment is excluded under D.1.).]

		Acquisition	Effective Date

b.	☒		includes employment during the transition period following a stock or asset acquisition described in Code § 410(b)(6)(C) (unless the employment is excluded under D.1.).

[NOTE:  This provision applies only to an individual who becomes an Employee as a result of the acquisition.  The “transition period” begins on the date of such acquisition and ends on the last day of the first Plan Year beginning after the date of such acquisition (or, if earlier, upon any significant change in coverage of the Plan other than as a result of subsequent acquisition).]

Age and Service Requirements:

[Plan Sec. 3.1(a)]

D.3.     For an Employee to participate in any Component, he/she must have attained age …

[check one]:

a.	☒	21 [21 or less].
b.	☐	N/A – there is no age requirement.

D.4.

The service requirement for participation will be determined separately for each Component, as specified in F.2., G.2., I.2. and J.2. [NOTE: The service requirement for the Employer Safe-Harbor Matching or Profit Sharing Component will be the same as for the Employee Pre-Tax Component.]

Entry:
[Plan Secs. 2.23 and 3.1(a)]

D.5.	The Entry Dates for the Plan are the ... [check one]:

a.	☐	first day of each Plan Year and the first day of the seventh month of each Plan Year.
b.	☐	first day of each quarter of each Plan Year.
c.	☐	first day of each month.
d.	☒	day on which the age and service requirements are satisfied.
e.	☐

first day of each Plan Year. [NOTE: This option is permitted only if (i) there is no age requirement or the age requirement specified in D.3.a. does not exceed 20½, and (ii) there is no service requirement or the service requirements specified in F.2.b. or c., I.2.c. or d. and J.2.c. or d. do not exceed 6 months, or 18 months if full and immediate vesting.]

Hours of Service:
[Plan Sec. 2.29]

[complete if hours are used for any purpose – e.g., eligibility, vesting or allocations]

D.6.		An Employee for whom a record of actual hours is not maintained or available (e.g., salaried employees) will be credited with ... [check one]:

a.	☐	190 Hours of Service for each month
b.	☐	95 Hours of Service for each semi-monthly payroll period
c.	☒	45 Hours of Service for each week
d.	☐	10 Hours of Service for each day

... in which he/she has one or more Hours of Service.

D.7.		An Employee for whom a record of actual hours is maintained and available will be credited with ... [check one]:

a.	☒	actual Hours of Service.
b.	☐	the same equivalency as specified in D.6.

Method to Determine Service for Eligibility Purposes:
[Plan Sec. 2.57]

[complete if a service requirement is imposed on participation in any Component for any Employees]

D.8.		One year of Service will be determined for eligibility purposes using the ... [check one]:

a.	☒	hour count method ... [complete as necessary]: [NOTE: The hour count method should be elected if it applies to any Employees.]

	i.	An Employee must complete at least 1,000 Hours of Service during an eligibility computation period for it to count as one year of Service.

	ii.	The eligibility computation period is the twelve-consecutive-month period beginning on the Service Commencement Date and each ... [check one]:

		A.	☐	Plan Year beginning after the Service Commencement Date.
		B.	☒	anniversary of the Service Commencement Date.

	iii.	The hour count method applies ... [check one]:

		A.	☒	to all Employees.
		B.	☐	only to those Employees who are ... [check each that applies]:

			1.	☐	classified as “full-time”
			2.	☐	classified as “part-time”
			3.	☐	classified as “temporary” or “seasonal”
			4.	☐	paid on an hourly-wage basis
			5.	☐	paid on a salaried basis

... and the elapsed time method applies to all other Employees.

b.	☐

elapsed time method. [NOTE: The elapsed time method credits service based on the time elapsed between the Employee’s Service Commencement Date and the start of any Break in Service, regardless of the actual amount of service during that period.]

Method to Determine Service for Vesting Purposes:
[Plan Sec. 2.57]

[complete if a vesting schedule applies with respect to any Component]

D.9.	One year of Service will be determined for vesting purposes using the ... [check one]:

a.	☐	hour count method ... [complete as necessary]:

	i.	An Employee must complete at least 1,000 Hours of Service during a vesting computation period for it to count as one year of Service.

	ii.	The vesting computation period is the ... [check one of A. or B., and check C. if it applies]:

		A.	☐	Plan Year.
		B.	☐	twelve-consecutive-month period beginning on the Service Commencement Date and each anniversary of the Service Commencement Date.

[check C. if the vesting computation period has been amended]

		C.	☐

The vesting computation period has been amended. The last vesting computation period before the amendment ended               [month, day, year], the special vesting computation period resulting from the amendment began               [month, day, year] and ended              [month, day, year], and the vesting computation period after the amendment is specified above beginning               [month, day, year]. [NOTE: The special vesting computation period must be twelve months in length.]

b.	☐

elapsed time method. [NOTE: The elapsed time method credits service based on the time elapsed between the Employee’s Service Commencement Date and the start of any Break in Service, regardless of the actual amount of service during that period.]

Break in Service Rules:
[Plan Secs. 2.7, 3.3 and 10.2(m)]

D.10.

In the case of a Participant who had no vested interest in his/her Account prior to a Break in Service of five years or more (other than a vested interest in an Employee After-Tax, Deductible, Forfeiture Restoration or Rollover Contribution Account), Service prior to the Break in Service ... [check one]:

a.	☒	will not
b.	☐	will

... be taken into account for eligibility or vesting purposes after a subsequent return to employment. [NOTE: In all other cases and for all Participants with a vested interest in their Accounts, Service prior to a Break in Service will be counted after a subsequent return to employment.]

Waiver of Entry Requirements:
[Plan Sec. 3.1(f)]

D.11.		An Employee in Covered Employment ... [check one]:

a.	☒	must always satisfy the age and/or service requirements to become an Active Participant.
b.	☐	will become an Active Participant on the ... [check one]:

	i.	☐	Original Effective Date specified in A.1.
	ii.	☐	following date: [month, day, year]

... even if he/she has not satisfied the ... [check each that applies]:

	iii.	☐	age
	iv.	☐	service

... requirement for participation in the Component.

E.              Plan Compensation

[NOTE: Plan Compensation will be used for nondiscrimination testing unless the Plan Administrator expressly directs that a different definition of compensation be used for such testing for a particular Plan Year.]

Plan Compensation:
[Plan Sec. 2.49]

E.1.		Plan Compensation means ... [check one]:

a.	☒	earnings required to be reported in the Wages, Tips and Other Compensation box of Form W-2.
b.	☐	earnings for purposes of Code § 415(c)(3).
c.	☐	earnings for purposes of federal income tax withholding.

[NOTE:  Unless specifically excluded below, Plan Compensation includes Employee Pre-Tax Contributions, other Elective Deferrals and elective contributions that are excluded from income under Code § 125.]

E.2.

Plan Compensation does not include ... [check each that applies]: [NOTE: The following exclusions (a. through i.) do not apply for purposes of the Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Component, or the Qualified Profit Sharing Component.]

	With respect to the Employer Regular or Qualified Matching Component	With respect to the Employer Regular Profit Sharing Component
a.	☐	☐	Employee Pre-Tax Contributions and other Elective Deferrals, and elective contributions that are excluded from income under Code § 125 (cafeteria plan).
b.	☐	☐	reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits.

[NOTE: The following exclusions (c. through i.) do not apply for purposes of the Employer Regular Profit Sharing Component if Employer Regular Profit Sharing Contributions are allocated under an integrated formula.  Also, excluding any of the following items may require the definition of Plan Compensation to be tested for discrimination under Code § 414(s).]

c.	☐	☐

amounts in excess of $            . [NOTE:  The amount that may be taken into account for a Plan Year is already limited under Code § 401(a)(17).  Include an amount here only if a limit less than the otherwise applicable limit is intended.]

d.	☐	☐	severance pay paid at or prior to Termination of Service. [NOTE: Severance pay or other amounts paid after Termination of Service are automatically excluded.]
e.	☐	☐	bonuses.
f.	☐	☐	commissions.
g.	☐	☐	overtime. [NOTE: Excluding overtime payments with respect to certain contribution types may raise issues under federal and/or state wage and hour laws.]
h.	☐	☐	other [specify]: .
i.	☐	☐	other [specify]:: .

[NOTE:  The Plan Administrator may, in its sole discretion, include or exclude items from Plan Compensation against which a pay reduction or withholding agreement applies for purposes of determining Employee Pre-Tax and After-Tax Contributions, regardless of the elections made in E.1. and E.2.]

[NOTE:  Amounts paid after an Employee ceases to be an Active Participant in any Component are automatically excluded from Plan Compensation for that Component.]

Plan Compensation for the Plan Year:
[Plan Sec. 2.50]

E.3.    Plan Compensation for the Plan Year … [check one]:

a.               ☒          does not

b.              ☐            does

… include amounts paid prior to the Entry Date for purposes of any Employer Contribution Component.

F.              Employee Pre-Tax Component

Employee Pre-Tax Contributions:
[Plan Sec. 4.1]

F.1.     Employee Pre-Tax Contributions … [check one]:

a.               ☐            will not [Skip to Section G.]

b.              ☒          will

… be allowed under the Plan.

Service Requirement:
[Plan Sec. 3.1(a)]

F.2.                For an Employee to participate in the Employee Pre-Tax Component, he/she must have completed … [check one]: [NOTE: Whether an Employee has “one year” of Service is determined using the method elected in D.8.]

a.	☐	one year of Service.
b.	☐	[12 or less] months of elapsed time Service.
c.	☐	the lesser of one year of Service or the completion of a ... [complete]:

	i.	[less than 12] month

... eligibility computation period during which the Employee has a number of Hours of Service equal to at least 1,000 multiplied by a fraction, the numerator of which is the number of months in the eligibility computation period, and the denominator of which is 12.

d.	☒	N/A – there is no service requirement.

Pay Reduction Contributions – Minimums/Maximums:
[Plan Sec. 4.1(a) and (b)]

F.3.                Employee Pre-Tax Contributions are permitted by means of pay reduction in any whole… [check one]:

a.	☒	percentage, subject to the following minimum and maximum per payroll period ... [check each of i. and ii. that applies, or check iii. if it applies]:

	i.	☒	Minimum: 1 % of Plan Compensation.
	ii.	☒	Maximum ... [complete A. and B.]:

			A.	100 % of Plan Compensation with respect to any Non-Highly Compensated Employee, and
			B.	100% [not to exceed the percentage in A.] of Plan Compensation with respect to any Highly Compensated Employee.

	iii.	☐	such minimum and maximum, if any, as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.
b.	☐	dollar amount, subject to the following minimum and maximum per payroll period
... [check each of i. and ii. that applies, or check iii. if it applies]:

	i.	☐	Minimum: $ .
	ii.	☐	Maximum: $ .
	iii.	☐	such minimum and maximum, if any, as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

[NOTE:  If a. is elected above, a. also must be elected in F.8. and G.3. (if either such item is completed).  Similarly, if b. is elected above, b. also must be elected in F.8. and G.3. (if either such item is completed).]

[NOTE:  Employee Pre-Tax Contributions are limited by Code § 402(g).]

[NOTE:  If the Plan provides for Employer Safe-Harbor Matching Contributions, the maximum above for a Non-Highly Compensated Employee must be at least sufficient to allow the Participant to receive the maximum Employer Safe-Harbor Matching Contribution.]

Make-Up Election

F.4.     If a Participant has contributed less than the maximum amount for prior payroll periods within the Plan Year, he/she … [check one if a payroll period maximum is specified in F.3.a.ii. or b.ii]:

a.               ☐            may not

b.              ☒          may at any time

… increase his/her pay reductions above the maximum in subsequent payroll periods to account for no prior pay reductions, or prior pay reductions at less than the maximum.  [NOTE: In such case, the total pay reductions for the Plan Year may not exceed the maximum(s) specified above applied by reference to Plan Compensation for the Plan Year.]

Automatic Enrollment

F.5.

Upon initial entry into the Employee Pre-Tax Component, a Participant will be deemed to have elected a pay reduction of ... [check one]: [NOTE: Some state laws may prohibit or limit automatic enrollments.]

a.	☐	N/A – the automatic enrollment provision does not apply.
b.	☒	3% [5% or less] of Plan Compensation per payroll period unless he/she affirmatively elects a different percentage or amount or elects not to receive Employee Pre-Tax Contributions.

Special Effective Date [complete if desired]:
This provision will be effective as of 04/01/2003 [month, day, year] with respect to individuals who become ... [check one of i. or ii., and check iii. if it applies]

	i.	☒	Employees
	ii.	☐	Active Participants in the Employee Pre-Tax Component

... on or after that date.

	iii.	☐	This provision will also apply effective as of that date to each then current Active Participant in the Employee Pre-Tax Component for whom Employee Pre-Tax Contributions are not then being made.

Pay Reduction Agreements:
[Plan Sec. 4.1(a)]

F.6.

The initial pay reduction agreement made by a Participant may be effective as soon as administratively practicable after his/her initial Entry Date. Thereafter, a pay reduction agreement may be effective, or once effective may be modified, as soon as administratively practicable after ... [check one]:

a.	☐	any Entry Date.
b.	☐	the first day of any Plan Year or the first day of the seventh month of any Plan Year.
c.	☐	the first day of any Plan Year.
d.	☐	the first day of any quarter of any Plan Year.
e.	☒	the first day of any month.
f.	☐	the date the election is made.

[NOTE:  A pay reduction agreement may be revoked at any time, with the revocation effective as soon as administratively practicable after the date the revocation election is made.]

Cash or Deferred Contributions:
[Plan Sec. 4.1(c)]

F.7.

A cash or deferred option is available with respect to ... [check one]: [NOTE: If a cash or deferred option is available with respect to an item of compensation, a general pay reduction agreement will not apply to that item.]

a.	☐	N/A – a cash or deferred option is not available. [Skip to F.9.]
b.	☒	bonuses paid during the Plan Year and designated as eligible for this option by the Lead Employer.

F.8.	The contributions made pursuant to this cash or deferred option may not exceed ... [check one]:

a.	☒	100 % of the bonus payments subject to the cash or deferred option.
b.	☐	$ per Plan Year.

[NOTE:  If a. is elected above, a. also must be elected in F.3., and also in G.3. (if such item is completed).  Similarly, if b. is elected above, b. also must be elected in F.3., and also in G.3. (if such item is completed).]

In-Service Hardship
Withdrawals: [Plan Sec. 11.2]

F.9.	Withdrawals from Employee Pre-Tax Contribution Accounts on account of Hardship are ... [check one]:

a.	☐	not allowed.
b.	☒	allowed.

G.            Employee After-Tax Component

Employee After-Tax Contributions:
[Plan Sec. 4.2]

G.1.     Employee After-Tax Contributions … [check one]:

a.	☒	will not [Skip to Section H.]
b.	☐	will

…  be allowed under the Plan.

Service Requirement:
[Plan Sec. 3.1(a)]

G.2.     The service requirement for the Employee After-Tax Component is the same as for the … [check one]:

a.	☐	Employee Pre-Tax Component.
b.	☐	Employer Regular Matching Component.
c.	☐	Employer Regular Profit Sharing Component.

Payroll Withholding Contributions:
[Plan Sec. 4.2(a)]

G.3.	Employee After-Tax Contributions will be allowed by means of payroll withholding in any whole ... [check one]:

a.	☐	percentage, subject to the following minimum and maximum per payroll period ... [check each of i. and ii. that applies, or check iii. if it applies]:

	i.	☐	Minimum: % of Plan Compensation.
	ii.	☐	Maximum ... [complete A. and B.]:

			A.	% of Plan Compensation with respect to any Non-Highly Compensated Employee, and
			B.	% [not to exceed the percentage in A.] of Plan Compensation with respect to any Highly Compensated Employee.

	iii.	☐	such minimum and maximum, if any, as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

b.	☐	dollar amount, subject to the following minimum and maximum per payroll period ... [check each of i. and ii. that applies, or check iii. if it applies]:

	i.	☐	Minimum: $ .
	ii.	☐	Maximum: $ .
	iii.	☐	such minimum and maximum, if any, as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

[NOTE:  If a. is elected above, a. also must be elected in F.3. and F.8. (if either such item is completed).  Similarly, if b. is elected above, b. also must be elected in F.3. and F.8. (if either such item is completed).]

H.            Employer Safe-Harbor Component

Employer Safe-Harbor Contributions:
[Plan Secs. 5.1 and 6.1]

H.1.     This Plan … [check one]:

a.	☒	is not intended to be a Safe-Harbor Plan. [Skip to Section I.]
b.	☐	is intended to be a Safe-Harbor Plan, and safe-harbor contributions will be made under ... [check one]:

	i.	☐ this Plan.

ii.	☐

the following defined contribution plan [specify]:       . [Complete the ‘Special Effective Date’ below, if applicable, and skip to Section I.] [NOTE: The other plan must have the same Plan Year as this Plan.]

[NOTE:  Employee After-Tax Contributions (if any) will remain subject to the Actual Contribution Percentage Test of Code § 401(m) regardless of whether this Plan is a Safe-Harbor Plan.  Further, Employer Safe-Harbor or Regular Matching Contributions will remain subject to the Actual Contribution Percentage Test of Code § 401(m) if any such contribution is made based on Employee Pre-Tax and/or After-Tax Contributions in excess of 6% of Plan Compensation or the Plan otherwise fails to satisfy the requirements of Code § 401(m)(11)(B).]

Special Effective Date [complete if applicable]:

The designation as a Safe-Harbor Plan is effective as of           [month, day, year] [no earlier than the first day of the first Plan Year beginning on or after January 1, 1999].

[NOTE:  A designation as a Safe-Harbor Plan can be effective only as of the first day of a Plan Year (including a short first Plan Year) or as of the date on which the Employee Pre-Tax Component is first effective under the Plan.  The Adoption Agreement adding an Employer Safe-Harbor Matching Component to this Plan must be executed before the Component becomes effective.  The Adoption Agreement adding an Employer Safe-Harbor Profit Sharing Component to this Plan must be executed at least 30 days before the end of the Plan Year in which the Component becomes effective.]

Employer Safe-Harbor Contributions:
[Plan Secs. 5.1 and 6.1]

H.2.     The Employer Safe-Harbor Contribution will be an … [check one]:

a.  ☐                    Employer Safe-Harbor Matching Contribution made in accordance with … [check i. or ii., and complete iii. – v.]:

Basic Matching Formula

                        i.                  ☐            the following schedule … [complete schedule]:

	The Employer		Of Match
	Safe-Harbor Matching		Eligible
	Contribution will be:		Contributions*:
	A		B

1	100%	of the first:	3%

2	% [50% or more, but not	of the next:	% [not less than 2% or more than 3%]
more than 1A%]

*Of Match Eligible Contributions expressed as a percentage of Plan Compensation for payroll periods ending within the Matching Contribution Period.

[NOTE: To satisfy the minimum requirements for an Employer Safe-Harbor Matching Contribution, 2.A. and B. must be completed.]

Enhanced Matching Formula

                        ii.               [   ]       the following schedule … [complete schedule]:

	The Employer		Of Match
	Safe-Harbor Matching		Eligible
	Contribution will be:		Contributions*:
	A		B

1	100%	of the first:	4%

2	% [not more than 1A%]	of the next:	% [not more than 2%]

*Of Match Eligible Contributions expressed as a percentage of Plan Compensation for payroll periods ending within the Matching Contribution Period.

[NOTE: To satisfy the minimum requirements for an Employer Safe-Harbor Matching Contribution, no items need to be completed.]

iii.    The Match Eligible Contributions are the Employee Pre-Tax Contributions ... [check if applicable]:

A.    ☐ and Employee After-Tax Contributions.

iv.    The Matching Contribution Period is ... [check one]:

A.    ☐ each Plan Year.

B.    ☐ each payroll period.

C.    ☐ each month.

D.    ☐ each quarter of each Plan Year.

[NOTE: Employer Safe-Harbor Matching Contributions will be calculated based on the ratio of Match Eligible Contributions to Plan Compensation for each Matching Contribution Period — “true-up” contributions may be elected under v. If the Matching Contribution Period is the Plan Year, but Employer Safe-Harbor Matching Contributions are made on a more frequent basis (e.g., each payroll period or month), “true-up” contributions are required based on the ratio of Match Eligible Contributions to Plan Compensation for the Plan Year.]

v.              The Employer Safe-Harbor Matching Contributions will be calculated separately for each Matching Contribution Period and ... [check one]:

A.  ☐                 N/A – the Matching Contribution Period is the Plan Year.

B.  ☐                   “true-up” contributions will not be made.

C.  ☐                   then will be recalculated based on the ratio of Match Eligible Contributions to Plan Compensation for the Plan Year, and “true-up” contributions will be made accordingly with respect to each eligible Participant in the Employer Safe-Harbor Matching Component.

Profit Sharing Formula

b.  ☐      Employer Safe-Harbor Profit Sharing Contribution in the amount of % [3% or more] of the Participant’s Plan Compensation for the Plan Year. [NOTE: If the Plan is Top-Heavy, the contribution formula for the Employer Safe-Harbor Profit Sharing Contributions will be applied with the applicable modifications described in Plan Sec. 17.1(b)]

I.      Employer Regular Matching Component

Employer Regular Matching Contributions:

[Plan Sec. 5.2]

I.1.   Employer Regular Matching Contributions ... [check one]:

a.     ☐  may not [Skip to Section J.]

b.     ☒ may

... be made under the Plan as provided in this Section.

Service Requirement:

[Plan Sec. 3.1(a)]

I.2.        For an Employee to participate in the Employer Regular Matching Component, he/she must have completed ... [check one]: [NOTE: Whether an Employee has “one year” or “two years” of Service is determined using the method elected in D.8.] [NOTE: If more than one year of Service (or 12 months of elapsed time Service) is elected, the Plan must provide for full and immediate vesting of Employer Regular Matching Contribution Accounts.]

a.     ☐ one year of Service.

b.     ☐ two years of Service.

c.     ☐     [24 or less] months of elapsed time Service.

d.     ☐ the lesser of one year of Service or the completion of a ... [complete]:

i.      [less than 12] month

... eligibility computation period during which the Employee has a number of Hours of Service equal to at least 1,000 multiplied by a fraction, the numerator of which is the number of months in the eligibility computation period, and the denominator of which is 12.

e.	☒ N/A – there is no service requirement.

Requirements to Receive an Employer Regular Matching Contribution:
[Plan Sec. 5.2(a) or (b)]

I.3.

A Participant will receive an Employer Regular Matching Contribution for a Plan Year if (and only if) he/she is an Active Participant in the Employer Regular Matching Component at some time during the Plan Year ... [check one]: [NOTE: Employer Regular Matching Contributions should not be made on behalf of any Participant until he/she has satisfied the conditions imposed on the receipt of such contributions.]

a.	☒	even if he/she is not an Employee on the last day of the Plan Year, and regardless of the number of Hours of Service he/she completes during the Plan Year.
b.	☐	and either is an Employee on the last day of the Plan Year or completes at least ... [check one of i. or ii., and check iii. if it applies]:

	i.	☐	501
	ii.	☐	1,000

	... Hours of Service during the Plan Year.

	iii.	☐

However, the last day and hours requirements do not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

c.	☐	and both is an Employee on the last day of the Plan Year and completes at least ... [check one of i. or ii., and check iii. if it applies]:

	i.	☐	501
	ii.	☐	1,000

	... Hours of Service during the Plan Year.

	iii.	☐

However, the last day and hours requirements do not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

d.	☐	and is an Employee on the last day of the Plan Year. [check if applicable]:

	i.	☐

However, the last day and hours requirements do not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

e.	☐	and has completed at least ... [check one of i. or ii., and check iii. if it applies]:

	i.	☐	501
	ii.	☐	1,000

	... Hours of Service during the Plan Year.

	iii.	☐	However, the hours requirement does not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

	[NOTE: In the event of a short Plan Year, any minimum number of Hours of Service will be proportionately reduced.]

Matching Formula:
[Plan Sec. 5.2(a) or (b)]

I.4.	Employer Regular Matching Contributions will be ... [check one]:

a.	☐		determined under the following schedule ... [complete schedule and the items that follow]:

Fixed Contributions – as ratio of Match Eligible Contributions to Plan Compensation
Optional: – Discretionary Contributions

	The Employer Regular Matching Contribution will be:		Of Match Eligible Contributions*:
	A		B
1%		of the first:		%

2	% [less than 1A%]	of the next		%

*Of Match Eligible Contributions expressed as a percentage of Plan Compensation for payroll periods ending within the Matching Contribution Period.

i.	The Match Eligible Contributions are the [check each that applies]:

	A.	☐	Employee Pre-Tax Contributions.
	B.	☐	Employee After-Tax Contributions [check if applicable]:

		1.	☐ except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Regular Matching Contributions will be made on Employee After-Tax Contributions in accordance with a schedule that conforms with a schedule in a., b. or c. Otherwise, the Employer Regular Matching Contributions made for a Plan Year on Employee After-Tax Contributions will be allocated in proportion to the Employee After-Tax Contributions for payroll periods ending within the Plan Year.]

ii.	The Matching Contribution Period is ... [check one]:

	A.	☐	each Plan Year.
	B.	☐	each payroll period.
	C.	☐	each month.
	D.	☐	each quarter of each Plan Year.
	E.	☐	each half of each Plan Year.

[NOTE: Employer Regular Matching Contributions will be calculated based on the ratio of Match Eligible Contributions to Plan Compensation for each Matching Contribution Period – “true-up” contributions may be elected under iii. If the Matching Contribution Period is the Plan Year, but Employer Regular Matching Contributions are made on a more frequent basis (e.g., each payroll period or month), “true-up” contributions are required and will be calculated based on the ratio of Match Eligible Contributions to Plan Compensation for the Plan Year.]

iii.	The Employer Regular Matching Contribution will be calculated separately for each Matching Contribution Period and ... [check one]:

	A.	☐	N/A – the Matching Contribution Period is the Plan Year.
	B.	☐	“true-up” contributions will not be made.
	C.	☐

then will be recalculated based on the ratio of Match Eligible Contributions to Plan Compensation for the Plan Year, and “true-up” contributions will be made accordingly, with respect to each eligible Participant described in I.3. [check if applicable]:

		1.	☐ who is an Employee on the last day of the Plan Year.

iv.	The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the ... [check one]:

	A.	☐	N/A – such contributions will not be made.
	B.	☐	Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible

Participants described in I.3. [check if applicable]:

		i.	☐	who are Non-Highly Compensated Employees.

Fixed Contributions – based on Dollar Amount of Match Eligible Contributions

Optional: – Discretionary Contributions

b.	☐	determined under the following schedule ... [complete schedule and the items that follow]:

	The Employer Regular Matching Contribution will be:		Of Match Eligible Contributions*:
	A		B

1%		of the first:	$	.
2%	[less than 1A%]	of the next:	$	.

*Of Match Eligible Contributions (expressed as a dollar amount) for payroll periods ending within the Matching Contribution Period.

i.	The Match Eligible Contributions are the [check each that applies]:

	A.	☐	Employee Pre-Tax Contributions.
	B.	☐	Employee After-Tax Contributions [check if applicable]:

		1.	☐ except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Regular Matching Contributions will be made on Employee After-Tax Contributions in accordance with a schedule that conforms with a schedule in a., b. or c. Otherwise, the Employer Regular Matching Contributions made for a Plan Year on Employee After-Tax Contributions will be allocated in proportion to the Employee After-Tax Contributions for payroll periods ending within the Plan Year.]

ii.	The Matching Contribution Period is ... [check one]:

	A.	☐	each Plan Year.
	B.	☐	each payroll period.
	C.	☐	each month.
	D.	☐	each quarter of each Plan Year.
	E.	☐	each half of each Plan Year.

[NOTE: Employer Regular Matching Contributions will be calculated based on the Match Eligible Contributions for each Matching Contribution Period.]

iii.	The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the ... [check one]:

	A.	☐	N/A – such contributions will not be made.
	B.	☐	Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.3. [check if applicable]:

		i.	☐ who are Non-Highly Compensated Employees.

Fixed Contributions – based on Years of Credited Service:

c. ☐

determined under the following schedule [complete schedule and the items that follow]: [NOTE: Use of this option will require benefits, rights, and features testing under Code § 401(a)(4), in addition to ACP testing.] [NOTE: If this option is elected, the Matching Contribution Period is the Plan Year and contributions should not be deposited or allocated until after the end of the Plan Year.]

Optional: – Discretionary Contributions

	The Employer Regular Matching Contribution will be:	Of Match Eligible Contributions for Participants with at least the following number of years of credited service:
	A	B

1%		1 yr. [NOTE: If more than one year of Service is required to participate in the Employer Regular Matching Component, that service requirement must be satisfied to receive a contribution.]
2	% [more than 1A%]	yrs. [more than 1B]
3	% [more than 2A%]	yrs. [more than 2B]
4	% [more than 3A%]	yrs. [more than 3B]
5	% [more than 4A%]	yrs. [more than 4B]

	i.	The Match Eligible Contributions are the ... [check each that applies]:

		A.	☐	Employee Pre-Tax Contributions.
		B.	☐	Employee After-Tax Contributions ... [check if applicable]

			1.	☐ except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Regular Matching Contributions will be made on Employee After-Tax Contributions in accordance with a schedule that conforms with a schedule in a., b. or c. Otherwise, the Employer Regular Matching Contributions made for a Plan Year on Employee After-Tax Contributions will be allocated in proportion to the Employee After-Tax Contributions for payroll periods ending within the Plan Year.]

	ii.	The Participant’s years of credited service for this purpose means ... [check one]:

		A.	☐	the number of Plan Years in which the Participant had [1,000 or less] or more Hours of Service.
		B.	☐	the number of years of elapsed time Service of the Participant as of the last day of the Plan Year.

	iii.	The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the ... [check one]:

		A.	☐	N/A – such contributions will not be made.
		B.	☐	Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.3. [check if applicable]:

			i.	☐ who are Non-Highly Compensated Employees.

Discretionary Contributions

d.	☒		a discretionary amount determined by the Lead Employer.

The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that Employer Regular Matching Contributions will be made for such Plan Year in accordance with a schedule that conforms with a schedule specified in a., b. or

c., above. A separate schedule may apply to Employee Pre-Tax Contributions and Employee After-Tax Contributions.

If such written action is not taken prior to the first day of the Plan Year, then any Employer Regular Matching Contribution made for the Plan Year on Employee Pre-Tax Contributions will be allocated in proportion to Employee Pre-Tax Contributions for payroll periods ending within the Plan Year that do not exceed [check one]:

i.    ☒ N/A – no limit.
ii.   ☐ $        .
iii.  ☐          % of Plan Compensation for the Plan Year.
iv.  ☐ the lesser of $         or            % of Plan Compensation for the Plan Year.

Any Employer Regular Matching Contribution made for the Plan Year on Employee After-Tax Contributions will be allocated in proportion to Employee After-Tax Contributions for payroll periods ending within the Plan Year.

Vesting Schedule for Employer Regular Matching Component: [Plan Sec. 10.2(e)]

I.5. a.	A Participant’s vested percentage in his/her Employer Regular Matching Contribution Account will be … [check one]: ☒ 100% at all times.
b.	☐ determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1%
2%		[20% or more]
3%		[40% or more]
4%		[60% or more]
5%		[80% or more]
6%
7 or more	100%

c.	☐ determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1	%
2	%
3	%
4	%
5 or more	100%

[NOTE:  If the Plan is Top-Heavy, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

In-Service Hardship Withdrawals: [Plan Sec. 11.2]

I.6.	Withdrawals from Employer Regular Matching Contribution Accounts on account of Hardship are … [check one]:

a.	☒ not allowed.
b.	☐ allowed.

J. Employer Regular Profit Sharing Component

Profit Sharing Contributions: [Plan Sec. 6.2]

J.1.	Employer Regular Profit Sharing Contributions … [check one]:

a.	☒ may
b.	☐ may not [Skip to Section K.]

... be made under the Plan as provided in this Section.

Service Requirement: [Plan Sec. 3.1(a)]

J.2.

For an Employee to participate in the Employer Regular Profit Sharing Component, he/she must have completed … [check one]: [NOTE:  Whether an Employee has “one year” or “two years” of Service is determined using the method elected in D.8.]  [NOTE: If more than one year of Service (or 12 months of elapsed time Service) is elected, the Plan must provide for full and immediate vesting of Employer Regular Profit Sharing Contribution Accounts.]

a.	☐ one year of Service.
b.	☐ two years of Service.
c.	☐ [24 or less] months of elapsed time Service.
d.	☒ the lesser of one year of Service or the completion of a … [complete]:

i. 6 [less than 12] month

… eligibility computation period during which the Employee has a number of Hours of Service equal to at least 1,000 multiplied by a fraction, the numerator of which is the number of months in the eligibility computation period, and the denominator of which is 12.

e.	☐ N/A – there is no service requirement.

Requirements to Share in the Employer Regular Profit Sharing Contribution: [Plan Sec. 6.2(a) or (b)]

J.3.

A Participant will share in the Employer Regular Profit Sharing Contribution for a Plan Year if (and only if) he/she is an Active Participant in the Employer Regular Profit Sharing Component at some time during the Plan Year … [check one]:

a.	☐ even if he/she is not an Employee on the last day of the Plan Year, and regardless of the number of Hours of Service he/she completes during the Plan Year.
b.	☒ and either is an Employee on the last day of the Plan Year or completes at least …[check one of i. or ii., and check iii. if it applicable]:

i. ☒ 501
ii. ☐ 1,000

... Hours of Service during the Plan Year.

iii.  ☒   However, the last day and hours requirements do not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

c.	☐ and both is an Employee on the last day of the Plan Year and completes at least … [check one of i. or ii., and check iii. if it applicable]:

i. ☐ 501
ii. ☐ 1,000

... Hours of Service during the Plan Year.

d.	☐ and is an Employee on the last day of the Plan Year.

i.   ☐   However, the last day requirement does not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

e.	☐ and has completed at least … [check one of i. or ii., and check iii. if it applicable]:

i. ☐ 501
ii. ☐ 1,000

... Hours of Service during the Plan Year.

iii.  ☐  However, the hours requirement does not apply if the Participant’s Termination of Service occurs during the Plan Year because he/she dies, becomes Disabled or retires after Normal Retirement Age.

[NOTE: In the event of a short Plan Year, any minimum number of Hours of Service will be proportionately reduced.]

Contribution/Allocation Formula: [Plan Sec. 6.2(a) or (b)]

J.4.

The Employer Regular Profit Sharing Contribution for each Plan Year will … [check one.  Do not check b. if any Controlled Group Member maintains any other plan that is integrated and that covers any of the same Participants]:  [NOTE: If the Plan is Top-Heavy, the contribution formula or allocation method for the Employer Regular Profit Sharing Contributions will be applied with the applicable modifications described in Plan Sec. 17.1(b).]

Non-Integrated Variable Formula – Discretionary

a.	☒ be allocated among the eligible Participants … [check one]:

i. ☒ in proportion to Plan Compensation for the Plan Year

ii ☐ as an equal dollar amount (subject to the limits of Code § 415)

… using the non-integrated allocation formula in Plan Sec. 6.2(a)(1).

The amount of the contribution will be a discretionary amount determined by the Lead Employer (not contingent on Net Profits).

Integrated Variable Formula – Discretionary

b.	☐ be allocated among the eligible Participants using an integrated allocation formula in Plan Sec. 6.2(a)(2).

The amount of the contribution will be a discretionary amount determined by the Lead Employer (not contingent on Net Profits).

i. The Integration Level is … [check one]:

A. ☐ the Taxable Wage Base in effect at the beginning of the Plan Year.
B. ☐ $ [not more than the Taxable Wage Base in effect at the beginning of the Plan Year in which this dollar amount is first effective].
C. ☐ % [less than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year.

ii. The integrated allocation formula used is the … [check one]:

A. ☐ Two-step formula (non-top-heavy method).
B. ☐ Four-step formula (top-heavy method).

Non-Integrated Fixed Formula – Non-Discretionary

c.	☐ equal a fixed amount for each eligible Participant. The amount of the contribution will be … [check one]:

i. ☐ $ for the Plan Year.

ii. ☐ $ for each … [check one]:

A. ☐ Hour of Service
B. ☐ day
C. ☐ week

… as an Active Participant in the Employer Profit Sharing Component during the Plan Year.

iii. ☐ % [not to exceed 25%] of Plan Compensation for the Plan Year.

Vesting Schedule for Employer Regular Profit Sharing Component: [Plan Sec. 10.2(e)]

J.5.	A Participant’s vested percentage in his/her Employer Regular Profit Sharing Contribution Account will be … [check one]:

a.	☒ 100% at all times.
☐ determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1%
2%		[20% or more]
3%		[40% or more]
4%		[60% or more]
5%		[80% or more]
6%
7 or more	100%

c.	☐	determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1	%
2	%
3	%
4	%
5 or more	100%

[NOTE:  If the Plan is Top-Heavy, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

In-Service Hardship Withdrawals: [Plan Sec. 11.2]

J.6.	Withdrawals from Employer Regular Profit Sharing Contribution Accounts on account of Hardship are … [check one]:

a.	☒ not allowed.
☐ allowed.

K. Employer Qualified Matching and Profit Sharing Component

[NOTE: Contributions elected under this Section K. are in addition to any Employer Safe-Harbor Matching, Regular Matching, Safe-Harbor Profit Sharing or Regular Profit Sharing Contributions.]

Employer Qualified Contributions: [Plan Secs. 5.3 and 6.3]

K.1.	Employer Qualified Matching and/or Qualified Profit Sharing Contributions may be made under the Plan at the discretion of the Lead Employer.

[NOTE:  Employer Qualified Matching and/or Qualified Profit Sharing Contributions must be made within twelve months following the close of the applicable Plan Year.  However, contributions made later than 30 days after the employer’s tax filing deadline must be treated as Annual Additions in the Limitation Year made for purposes of Code § 415.]

[NOTE: The “applicable” Plan Year is the current Plan Year if the current year testing method is used, or the prior Plan Year if the prior year testing method is used.]

Employer Qualified Matching Contributions (QMACs): [Plan Sec. 5.3]

K.2.

Employer Qualified Matching Contributions (QMACs) will be allocated among the Non-Highly Compensated Employees who are eligible Participants described in I.3. with respect to the applicable Plan Year.  The allocation will be made in proportion to the Employer Regular Matching Contributions of each eligible Participant.  [NOTE:  Employer Qualified Matching Contributions will be made only if the Plan includes an Employer Regular Matching Component.]

Employer Qualified Profit Sharing Contributions (QNECs): [Plan Sec. 6.3]

K.3.

Employer Qualified Profit Sharing Contributions (QNECs) will be allocated among the Non-Highly Compensated Employees who benefit under the applicable Component for the applicable Plan Year.  [NOTE:  The “applicable” Component is the Employee Pre-Tax Component in the case of a contribution made to satisfy the Actual Deferral Percentage (ADP) Test of Code § 401(k); or the Employer Regular Matching Component in the case of a contribution made to satisfy the Actual Contribution Percentage (ACP) Test of Code § 401(m).]  [NOTE:  If a Component is disaggregated into two or more separate Components for purposes of the coverage requirements of Code § 410(b), the contribution will be determined separately for each disaggregated Component. ]

[NOTE:  An Employee “benefits” under the Employee Pre-Tax Component if he/she is eligible to make Employee Pre-Tax Contributions during the applicable Plan Year.  An Employee “benefits” under the Employer Regular Matching Component if he/she satisfies the requirements in I.3. for the applicable Plan Year.]

K.4.	Employer Qualified Profit Sharing Contributions (QNECs) will be allocated … [check one]:

a.	☒ as a uniform percentage of Plan Compensation for the Plan Year, using testing compensation as the definition of Plan Compensation for the Plan Year instead of the definition in Section E.
b.	☐ as an equal dollar amount.
c.

☐   first to the eligible Participant with the lowest Plan Compensation for the Plan Year, then to the eligible Participant with the next lowest Plan Compensation for the Plan Year, etc. until the applicable test is met, using testing compensation as the definition of Plan Compensation for the Plan Year instead of the definition in Section E, and with the allocation to each eligible Participant limited to the amount permitted under Code § 415.  [NOTE:  This option c. is not appropriate if the “prior year” testing method is used.]

   [NOTE:  For this purpose, “testing compensation” means the definition of compensation used for purposes of applying    the Actual Deferral Percentage Test or Actual Contribution Percentage Test for the applicable Plan Year.]

L. Retirement and In-Service Withdrawals

Retirement Age: [Plan Secs. 2.15 and 2.40]

L.1.	The Normal Retirement Age is … [check one]:

a.	☒ age 65 [65 or less].
b.	☐ the later of age [65 or less] or the [5th or less] anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

L.2.	The Early Retirement Age is … [check one]:

a.	☐ N/A – early retirement is not recognized under the Plan.
b.	☒ age55 [less than Normal Retirement Age].
c.	☐ the later of age [less than Normal Retirement Age] or the date on which the Participant completes years of vesting Service.

In-Service Withdrawals: [Plan Sec. 11.2]

L.3.	Withdrawals prior to Termination of Service, other than on account of Hardship, are … [check a., or check each of b. and c. that applies]:

a.	☒ not allowed from any Contribution Account.
b.	☐ allowed from any Contribution Account for any reason after … [check one]:

i. ☐ Normal Retirement Age. [NOTE: This option is not appropriate if the Normal Retirement Age designated in L.1. is less than 59½.]
ii. ☐ age 59½.

c.

☐   allowed from an Employer Regular Matching or Regular Profit Sharing Contribution Account at any age and for any reason, provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal, unless the Participant has completed five years of participation in the Plan.  [NOTE:  The calculation of the maximum amount available for withdrawal is set forth in Plan Sec. 11.2(b).]

[NOTE: Availability of in-service withdrawals on account of Hardship with respect to certain Components is addressed under F.9., I.6., and J.6. and the Frozen Account Addendum, respectively.]

M. Special Vesting Rules

[NOTE: Do not complete if the Plan provides for full and immediate vesting of all Contribution Accounts. Skip to Section N.]

Vesting: [Plan Sec. 10.2(e)]

M.1.

A Participant’s vested percentage in his/her Employee Pre-Tax, After-Tax, Forfeiture Restoration, Deductible and Rollover Contribution Accounts, and in his/her Employer Safe-Harbor Matching, Qualified Matching, Safe-Harbor Profit Sharing and Qualified Profit Sharing Contribution Accounts, will be 100% at all times.

A Participant’s vested percentage in his/her Employer Regular Matching Contribution Account will be determined under I.5.

A Participant’s vested percentage in his/her Employer Regular Profit Sharing Contribution Account will be determined under J.5.

Service Disregarded for Vesting: [Plan Sec. 10.2(f)]

M.2.	To determine the vested percentage of a Participant in his/her Employer Regular Matching or Regular Profit Sharing Contribution Account, Service … [check each that applies]:

a.	☐ before the Participant attained the age of [18 or less]
b.	☐ before any Controlled Group Member first maintained this Plan (or a predecessor plan)

… will be disregarded. [NOTE: These exclusions will not apply for purposes of determining a Participant’s Early Retirement Age.]

Treatment of Forfeitures: [Plan Sec. 5.2(g)]

M.3.

A Pending Allocation Account that reflects Forfeitures from Employer Regular Matching and/or Regular Profit Sharing Contribution Accounts can be applied to pay recordkeeping administrative expenses of the Plan if so directed by the Plan Administrator.  Any amounts not used to pay administrative expenses will be … [check one]:

a.	☐ applied as a credit against Employer Contributions that are made under the Plan, as and when directed by the Lead Employer.
b.

☐   allocated as of the last day of each Plan Year as an additional Employer Regular Matching Contribution if the Forfeitures are from Employer Regular Matching Contribution Accounts, or allocated as an additional Employer Regular Profit Sharing Contribution if the Forfeitures are from Employer Regular Profit Sharing Accounts.  The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan.  [NOTE:  If the Plan provides for a discretionary contribution, and a contribution is not made for a Plan Year, the allocation will be made in the same manner as the discretionary contribution would have been allocated.]

N. Employer Securities

Employer Securities: [Plan Secs. 14.13 and 14.14]

N.1.	The Plan … [check one]:

a.	☐ may not [Skip to Section O.]
b.	☒ may

… hold Qualifying Employer Securities.

Voting Provisions: [Plan Secs. 14.13(d) and 14.14]

N.2.	A Participant will be allowed to direct the vote on Qualifying Employer Securities credited to his/her Account on … [check one]:

a.

☐   any matter put to the vote of shareholders.  [NOTE: Qualifying Employer Securities for which Participants fail to provide timely direction will be voted in the same proportion as the votes cast on securities for which other Participants provide timely direction.]

b.	☒ N/A – not allowed to direct any vote.

Tender Provisions: [Plan Secs. 14.13(e) and 14.14]

N.3.	A Participant will be allowed to direct the hold or sell/exchange decision on Qualifying Employer Securities credited to his/her Account in … [check one]:

a.	☐ any tender or exchange offer, or any cash or stock offer made in connection with a merger or other corporate transaction.

Qualifying Employer Securities for which Participants fail to provide timely direction … [check one]:

	i.	☐	will be held or sold/exchanged in the same proportion as the securities for which other Participants provide timely direction.
	ii.	☐	will be held or sold/exchanged at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.
	iii.	☐	will not be sold/exchanged.

b.	☒	N/A – not allowed to direct the hold or sell/exchange decision in any corporate transaction.

O.            Payment of Benefits

Balances Less Than Cash-Out Amount:
[Plan Sec. 12.4]

O.1.    The Benefit subject to involuntary cash-out is … [check one]:

a.	☒	$5,000 or less.
b.	☐	N/A – involuntary cash-out distributions will not be made.

Payment Forms:
[Plan Secs. 12.3(b) and 12.6]

O.2.    A lump-sum payment … [check one]:

a.	☐	is the only form of payment permitted to a Participant or Beneficiary (except partial payments in the minimum amount necessary to satisfy Code § 401(a)(9)).
b.	☒

or partial payments are permitted to a Participant or Beneficiary.  [NOTE:  A Participant or Beneficiary must separately request each partial payment unless a methodology for systematic partial payments is established by the Plan Administrator, including partial payments in the minimum amount necessary to satisfy Code § 401(a)(9).]

P.            Top-Heavy Provisions

Coordination With Other Qualified Plans:
[Plan Sec. 17.1]

P.1.		Does any Controlled Group Member maintain another qualified plan? [check one]:

a.	☒	No. [Skip to Section Q.]
b.	☐	Yes.

P.2.		If this Plan is Top-Heavy, and if a Participant also is covered under another qualified defined contribution plan, the defined contribution minimum will be provided under … [check one]:

a.	☐	N/A – no such defined contribution plan exists.
b.	☐	the other plan.
c.	☐	this Plan.

P.3.		If this Plan is Top-Heavy, and if a Participant also is covered under a qualified defined benefit plan, … [check one]:

a.	☐	N/A – no such defined benefit plan exists.
b.	☐	a defined benefit minimum of 2% per year of Service (up to 20%) will be provided under the defined benefit plan.
c.	☐

a defined contribution minimum of 5% will be provided under the defined contribution plan designated in P.2. (or if there is no other defined contribution plan, or if another defined contribution plan is designated in P.2. but the Participant is not covered under such plan, then under this Plan).

d.	☐	other [specify manner in which top-heavy benefit will be provided; attach addendum if necessary]: .

Q.            Code § 415 Coordination

Correction Method:
[Plan Sec. 18.1(b)]

Q.1.

If Excess Annual Additions have been made under the Plan, the correction will be made using the … [check one]:  [NOTE:  The following correction method applies only after Employee Pre-Tax and After-Tax Contributions for the Limitation Year have been refunded to the Participant.]

a. ☐	suspense account method – that is, the Excess Annual Additions will be placed in the Pending Allocation Account and will reduce Employer Contributions of all

Participants in future Limitation Years.
b.	☒

current allocation method – that is, the Excess Annual Additions will be reallocated among other Active Participants as of the last day of the current Limitation Year in proportion to Plan Compensation.

Coordination With Other Plans:
[Plan Sec. 18.2]

Q.2.

Does any Controlled Group Member maintain (i) another qualified defined contribution plan (other than another master or prototype plan), (ii) a simplified employee pension as defined in Code § 408(a), (iii) a welfare benefit fund as defined in Code § 419(e), or (iv) an individual medical account as defined in Code § 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan? … [check one]:

a.	☒	No. [Skip to Section R.]

b.	☐	Yes.

Q.3.

If a Participant is covered under another qualified defined contribution plan (other than a master or prototype plan) or under a simplified employee pension, welfare benefit fund or individual medical account of a Controlled Group Member, … [check one]:

a.	☐	the method used to coordinate the limit on Annual Additions will be the same method that would be used for a master or prototype plan under Plan Sec. 18.2(a).
b.	☐	the Excess Annual Additions will be attributed … [check one]:

	i.	☐ last
	ii.	☐ first

… to this Plan.

c.	☐	other [specify the method that will be used to coordinate the annual addition limits in a manner that precludes discretion; attach addendum if necessary]: .

R.            Special Testing Rules

[NOTE:  If this Adoption Agreement amends the Plan to comply retroactively with the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997, complete and attach the “Special Testing Rules Addendum”.]

Highly Compensated
Employees:
[Plan Sec. 2.27]

R.1.

An Employee will be a Highly Compensated Employee if he/she is a more than five-percent owner at any time during the current Plan Year or the twelve-consecutive-month period immediately preceding the current Plan Year.  [NOTE:  The constructive ownership rules under Code § 318 apply for determining who is a more than five-percent owner.]

An Employee also will be a Highly Compensated Employee if his/her Compensation during the look-back period exceeded the limit in effect under Code § 414(q)(1)(B) … [check if applicable]:  [NOTE:  The following election can only be made if it is made in all plans of all Controlled Group Members.]

a.	☐	and the Employee was in the top-paid group for the look-back period.

R.2.		The look-back period is the … [check one]:

a.	☒	twelve-consecutive-month period immediately preceding the current Plan Year. [NOTE: This election is required if the Plan Year is the calendar year; the look-back period is the prior calendar year.]
b.	☐

calendar year ending within the current Plan Year.  [NOTE:  This election is not appropriate if the Plan Year is the calendar year, and can only be made if it is made in all plans (other than calendar year plans) of all Controlled Group Members.]

ADP/ACP Testing Method:
[Plan Secs. 19.2 and 19.3]

[complete only if the Plan has an Employee Pre-Tax or After-Tax Component]

R.3.

The Actual Deferral Percentage Test and the Actual Contribution Percentage Test will be applied using the … [select the method being used for the Plan Year for which this Adoption Agreement is effective]:  [NOTE:  If the Plan is designated as a Safe-Harbor Plan, it will be deemed to be using the current year testing method – thus, b. must be elected below.]

a.	☐	prior year testing method. [NOTE: If the Plan is first required to apply the Actual

Deferral Percentage Test or Actual Contribution Percentage Test in a Plan Year beginning on or after January 1, 1997 (and the plan is not a successor plan), and the prior year testing method is used for such Plan Year, then the test will be applied for such Plan Year using the greater of (i) 3%, or (ii) the Actual Deferral Percentage or Actual Contribution Percentage, as appropriate, of the Non-Highly Compensated Employees for such Plan Year.]

b.	☒	current year testing method. [NOTE: The current year testing election can be changed only under circumstances prescribed by the IRS.]

S.            Special Effective Date Rules

S.1.		The following Components are added and effective after the Original Effective Date or Amendment Effective Date specified in Section A … [check each that applies]:

a.	☐	Employee Pre-Tax Component.
Effective Date: .

b.	☐	Employee After-Tax Component.
Effective Date: .

c.	☐	Employer Regular Matching Component.
Effective Date: [must be the first day of a Matching Contribution Period].

d.	☐	Employer Regular Profit Sharing Component.
Effective Date: .

S.2.		The effective date for the following provisions is different than the Original Effective Date or Amendment Effective Date specified in Section A … [complete as appropriate]:

Provision	Effective Date

T.            Frozen Accounts

T.1.

The following Components have been removed, but Contribution Accounts still exist under the Plan for contributions made under the Component (these are referred to as “Frozen” Contribution Accounts)  [check each that applies]: [NOTE: Complete the Frozen Account Addendum.]

a.	☐ Employee Pre-Tax Component.
b.	☐ Employer Regular Matching Component.
c.	☐ Employer Regular Profit Sharing Component.

U.            Other Information for the Participating Employers

Failure to fill out this Adoption Agreement completely and correctly may result in failure of the Plan to qualify under Code § 401(a).

The Plan Administrator is responsible for administration of the Plan, including the filing of the annual report on Form 5500 and the preparation and delivery of summary plan descriptions, summaries of material modifications and summary annual reports. The Lead Employer and other fiduciaries agree to obtain bonds as required by law. [ERISA § 412.]

Inquiries regarding the adoption of the Plan or the effect of the opinion letter should be directed to the Sponsor of the Prototype.

V.            Sponsor of the Prototype

The Sponsor of the Prototype is:

Putnam Fiduciary Trust Company
One Post Office Square
Boston, Massachusetts 02109
Telephone: 1-800-752-5766

Putnam Fiduciary Trust Company (or its designee) will inform the Lead Employer if any amendments are made to the Prototype Defined Contribution Plan, or if the Prototype Defined Contribution Plan is discontinued or abandoned.

[The remaining portion of the page is intentionally blank]

W.           Reliance on IRS Opinion Letter

The Participating Employers may rely on an opinion letter issued by the Internal Revenue Service (“IRS”) as evidence that the Plan is qualified under Code § 401(a) only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Participating Employers may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with Basic Plan Document #01.

X.            Lead Employer Signature

The Lead Employer has executed this Adoption Agreement effective as of the dates specified in the Adoption Agreement.

You should consult with an attorney or other independent qualified advisor as to the legal and tax effect of adopting the Plan.

Date Signed:	Lead Employer:	American Science and Engineering, Inc.

By

Name (Print):

Title:

PROTOTYPE TRUST AGREEMENT

The Trustee hereby accepts its appointment as such in accordance with Article XX of the Basic Plan Document (for Putnam Fiduciary Trust Company) or separate Trust Agreement (for any other Trustee).

PUTNAM FIDUCIARY TRUST COMPANY:		INDIVIDUAL TRUSTEES:

By		Name (Print):

Name (Print):

	Title:	Signature

Date Signed:		Date Signed:

Name (Print):

Signature

Date Signed:

Name (Print):

Signature

Date Signed:

FINANCIAL ORGANIZATION TRUSTEE:

Name:

By

Name (Print):

Title:

Date Signed:

PUTNAM FIDUCIARY TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

SUPPLEMENT TO ADOPTION AGREEMENT

PARTICIPATING EMPLOYER ADOPTION

Effective as of                          the undersigned Controlled Group Member adopts the Putnam Fiduciary Trust Company Prototype Defined Contribution Plan as established by the Lead Employer and agrees to be a “Participating Employer” under the Plan.  The Section of the Adoption Agreement entitled “Reliance on IRS Opinion Letter” is incorporated herein by reference and applies to the adoption of the Plan by the undersigned Participating Employer.

Date Signed:	Participating Employer:

By

Name (Print):

Title:

Optional – Consent may be given in any manner deemed appropriate by the Lead Employer.

The Lead Employer hereby consents to the adoption of the Plan by the above Controlled Group Member.

Date Signed:	Lead Employer: American Science and Engineering, Inc.

By

Name (Print):

Title:

Attach additional sheet(s) for each Participating Employer.

PUTNAM FIDUCIARY TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

PARTICIPATING EMPLOYER ADDENDUM

The following Controlled Group Members are Participating Employers in the Plan as of the Original Effective Date (specified in A.1.a.i.), the Amendment Effective Date (specified in A.1.b.i.), or, if applicable, the effective date specified in a Participating Employer Adoption Supplement to the Adoption Agreement:

Participating Employer:

Name:

PUTNAM FIDUCIARY TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

FROZEN ACCOUNT ADDENDUM

The following vesting and withdrawal rules apply to frozen accounts under this Plan.

A.    Frozen Employee Pre-Tax Component

Vesting:

[Plan Sec. 10.2(e)]

A.1.    A Participant’s vested percentage in his/her Frozen Employee Pre-Tax Contribution Account will be 100% at all times.

In-Service Withdrawals:
[Plan Sec. 11.2]

A.2.    Withdrawals from Frozen Employee Pre-Tax Contribution Accounts on account of Hardship are … [check one]:

a.	☐	not allowed.
b.	☐	allowed.

B.    Frozen Employer Regular Matching Component

Vesting:
[Plan Sec. 10.2(e)]

B.1.     A Participant’s vested percentage in his/her Frozen Employer Regular Matching Contribution Account will be … [check one]:

a.	☐	100% at all times.
b.	☐	determined under the following schedule … [complete as desired]:

Years of Service		Vested Percentage
0		0%
1		%
2		%
3		%	[20% or more]
4		%	[40% or more]
5		%	[60% or more]
6		%	[80% or more]
7	or more	100%

c.	☐	determined under the following schedule … [complete as desired]:

Years of Service		Vested Percentage
0		0%
1		%
2		%
3		%
4		%
5	or more	100%

[NOTE:  If the Plan is Top-Heavy, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

[NOTE: A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Matching Contribution Accounts can be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.  Any amounts not used to pay administrative expenses will be applied in the same manner as Forfeitures from Employer Regular Profit Sharing Contribution Accounts  or, if the Plan does not include an Employer Regular Profit Sharing Component, or if Employer Regular Profit Sharing Contributions are 100% vested at all times, will be applied as provided in the Basic Plan Document.]

In-Service Withdrawals:
[Plan Sec. 11.2]

B.2.     Withdrawals from Frozen Employer Regular Matching Contribution Accounts on account of Hardship are … [check one]:

a.	☐	not allowed.
b.	☐	allowed.

C.    Frozen Employer Regular Profit Sharing Component

Vesting:
[Plan Sec. 10.2(e)]

C.1.     A Participant’s vested percentage in his/her Frozen Employer Regular Profit Sharing Contribution Account will be … [check one]:

a.         ☐ 100% at all times.

b.        ☐ determined under the following schedule … [complete as desired]:

Years of Service		Vested Percentage
0		0%
1		%
2		%
3		%	[20% or more]
4		%	[40% or more]
5		%	[60% or more]
6		%	[80% or more]
7	or more	100%

c.         ☐ determined under the following schedule … [complete as desired]:

Years of Service		Vested Percentage
0		0%
1		%
2		%
3		%
4		%
5	or more	100%

[NOTE:  If the Plan is Top-Heavy, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

[NOTE: A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Profit Sharing Contribution Accounts can be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.  Any amounts not used to pay administrative expenses will be applied in the same manner as Forfeitures from Employer Regular Matching Contribution Accounts  or, if the Plan does not include an Employer Regular Matching Component, or if Employer Regular Matching Contributions are 100% vested at all times, will be applied as provided in the Basic Plan Document.]

In-Service Withdrawals:
[Plan Sec. 11.2]

C.2.     Withdrawals from Frozen Employer Regular Profit Sharing Contribution Accounts on account of Hardship are … [check one]:

a.         ☐ not allowed.

b.        ☐ allowed.

D.    Frozen Employer Pension Component

Vesting:
[Plan Sec. 10.2(e)]

D.1.     A Participant’s vested percentage in his/her Frozen Employer Pension Contribution Account will be … [check one]:

a.         ☐ 100% at all times.

b.        ☐ determined under the following schedule … [complete as desired]:

Years of Service		Vested Percentage
0		0%
1		%
2		%
3		%	[20% or more]
4		%	[40% or more]
5		%	[60% or more]
6		%	[80% or more]
7	or more	100%

c.         ☐ determined under the following schedule … [complete as desired]:

Years of Service		Vested Percentage
0		0%
1		%
2		%
3		%
4		%
5	or more	100%

[NOTE:  If the Plan is Top-Heavy, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

[NOTE: A Pending Allocation Account that reflects Forfeitures from Frozen Employer Pension Contribution Accounts can be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.  Any amounts not used to pay administrative expenses will be applied in the same manner as Forfeitures from Employer Regular Matching and/or Regular Profit Sharing Contribution Accounts or, if the Plan does not include an Employer Regular Matching or Regular Profit Sharing Component, or if Employer Regular Matching and Regular Profit Sharing Contributions are 100% vested at all times, will be applied as provided in the Basic Plan Document.]

SPECIAL TESTING RULES ADDENDUM

This Special Testing Rules Addendum must be completed if this amendment to the Plan is being made in order to retroactively document the administrative choices made in response to changes in the law resulting from the Uruguay Round Agreements Act (“GATT”), the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”), the Small Business Job Protection Act of 1996 (“SBJPA”), the Taxpayer Relief Act of 1997 (“TRA ‘97”) and the Internal Revenue Service Restructuring and Reform Act of 1998 (“RRA ‘98”) (collectively referred to as “GUST”).

The elections or rules set forth in the Adoption Agreement will control for Plan Years beginning on and after the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.  The following elections or rules relate only to Plan Years beginning prior to such Amendment Effective Date.

Highly Compensated Employees

Explanation:  Code § 414(q) allows two elections for purposes of determining the Highly Compensated Employees.  First, a “top-paid group” election generally limits the Highly Compensated Employees (other than more than five-percent owners) to the top 20% of employees when ranked by compensation.  Second, if the Plan Year is other than the calendar year, a “calendar year” election generally requires the Highly Compensated Employees to be determined based on calendar year compensation instead of Plan Year compensation.  These elections are first available for Plan Years beginning on or after January 1, 1997.

Election (1):  Specify whether the “top-paid group” election did or did not apply for the specified Plan Year … [complete]:

For the Plan Year beginning on or after January 1 of the following year:	Did the top-paid group election apply?

1997	a.	☐ N/A	b.	☐ did	c.	☒ did not	...apply
1998	d.	☐ N/A	e.	☐ did	f.	☒ did not	...apply
1999	g.	☐ N/A	h.	☐ did	i.	☒ did not	...apply
2000	j.	☐ N/A	k.	☐ did	l.	☒ did not	...apply
2001	m.	☐ N/A	n.	☐ did	o.	☒ did not	...apply

[NOTE: Depending on your Adoption Agreement, the “top-paid group” election may automatically apply for Plan Years beginning on or after the Amendment Effective Date of your new Adoption Agreement.]

Election (2):  Specify whether the “calendar year” election did or did not apply for the specified Plan Year … [complete]: [NOTE:  Do not complete for any year for which the calendar year was the Plan Year.]

For the Plan Year beginning on or after January 1 of the following year:	Did the calendar year election apply?

1997	a.	☐ N/A	b.	☐ did	c.	☒ did not	...apply
1998	d.	☐ N/A	e.	☐ did	f.	☒ did not	...apply
1999	g.	☐ N/A	h.	☐ did	i.	☒ did not	...apply
2000	j.	☐ N/A	k.	☐ did	l.	☒ did not	...apply
2001	m.	☐ N/A	n.	☐ did	o.	☒ did not	...apply

[NOTE:  Depending on your Adoption Agreement, the “calendar year” election may not be available for Plan Years beginning on or after the Amendment Effective Date of your new Adoption Agreement.]

Actual Deferral/Contribution Percentage Test

Explanation:  Code § 401(k) requires that elective deferrals annually satisfy an Actual Deferral Percentage (ADP) Test.  Further, Code § 401(m) requires that employee after-tax contributions and matching contributions annually satisfy an Actual Contribution Percentage (ACP) Test.  Starting with the first Plan Year beginning on or after January 1, 1997, the ADP and ACP Tests must either be applied using a “prior year” or “current year” testing methodology.

Election (1):  For each specified Plan Year in which the Plan was subject to the ADP Test, specify whether the “prior year” or “current year” testing methodology applied for purposes of the ADP Test … [complete]: [NOTE:  If the Plan was a safe-harbor plan under Code § 401(k)(12) for any Plan Year beginning on or after January 1, 1999, the “current year” method must be specified for that Plan Year.]

For the Plan Year beginning on or after January 1 of the following year:	Which testing method was used to apply the ADP Test?

1997	a.	☐ N/A	b.	☒ current year	c.	☐ prior year	…method
1998	d.	☐ N/A	e.	☒ current year	f.	☐ prior year	…method
1999	g.	☐ N/A	h.	☒ current year	i.	☐ prior year	…method
2000	j.	☐ N/A	k.	☐ current year	l.	☒ prior year	…method
2001	m.	☐ N/A	n.	☒ current year	o.	☐ prior year	…method

Election (2):  For each specified Plan Year in which the Plan was subject to the ACP Test, specify whether the “prior year” or “current year” testing methodology applied for purposes of the ACP Test … [complete]:  [NOTE:  If the Plan was a safe-harbor plan under Code § 401(m)(11) for any Plan Year beginning on or after January 1, 1999, the “current year” method must be specified for that Plan Year.]

For the Plan Year beginning on or after January 1 of the following year:	Which testing method was used to apply the ACP Test?

1997	a.	☐ N/A	b.	☒ current year	c.	☐ prior year	…method
1998	d.	☐ N/A	e.	☒ current year	f.	☐ prior year	…method
1999	g.	☐ N/A	h.	☒ current year	i.	☐ prior year	…method
2000	j.	☐ N/A	k.	☐ current year	l.	☒ prior year	…method
2001	m.	☐ N/A	n.	☒ current year	o.	☐ prior year	…method

Family Aggregation Rules

Explanation:  Code § 401(a)(17) previously applied certain “family aggregation rules” to determine the annual compensation limit of a Participant.  Those family aggregation rules were repealed effective as of the first Plan Year beginning on or after January 1, 1997.  However, the Plan voluntarily may have continued to apply the family aggregation rules until it is amended for GUST.  This Special Testing Rules Addendum assumes that the repeal of the family aggregation rules was recognized effective as of the first Plan Year beginning on or after January 1, 1997.  If your Plan voluntarily applied the family aggregation rules after that date, contact Putnam to obtain a different Special Testing Rules Addendum.

Cash-Out Amount

Explanation:  Code § 411(a)(11) previously allowed involuntary “cash-out” of amounts not in excess of $3,500.  This limit was raised to $5,000 effective as of the first Plan Year beginning after August 5, 1997.  However, the Plan voluntarily may have applied a lower cash-out amount (below $5,000) until it is amended for GUST.  This Special Testing Rules Addendum assumes that, if cash-out distributions are allowed, the cash-out amount was increased to $5,000 effective as of the first day of the first Plan Year beginning after August 5, 1997.  If your Plan voluntarily applied a lower cash-out amount after that date, contact Putnam to obtain a different Special Testing Rules Addendum.

Required Beginning Date

Explanation:  Code §401(a)(9) previously required that minimum distributions commence to any Participant as of the April 1 of the calendar year after the calendar year in which he/she attained age 70½ (even if he/she remained employed with the employer sponsoring the plan).  This “Required Beginning Date” was changed for Participants who are still employed after age 70½ (but not for more than five percent owners) effective January 1, 1997.  However, the Plan voluntarily may have continued to determine the Required Beginning Date based on the definition in effect prior to January 1, 1997, until it is amended for GUST.  This Special Testing Rules Addendum assumes that the new definition of “Required Beginning Date” was used starting January 1, 1997, and that Participants who had not yet reached the Required Beginning Date (under the new definition) were allowed to stop minimum distributions.  If either of these conditions is not true, contact Putnam to obtain a different Special Testing Rules Addendum.

Combined Plan Limit

Explanation:  Code § 415(e) previously imposed a “combined plan limit” if an employer maintained both a defined contribution plan and a defined benefit plan.  This limit was repealed effective for Limitation Years beginning on or after January 1, 2000.  However, the Plan voluntarily may have continued to apply the limit until it is amended for GUST.  This Special Testing Rules Addendum assumes that the repeal of the combined plan limit was recognized effective as of the first Limitation Year beginning on or after January 1, 2000.  If your Plan voluntarily applied the combined plan limit after that date, contact Putnam to obtain a different Special Testing Rules Addendum.